MW Capital Management Funds









              METROPOLITAN WEST CAPITAL INTRINSIC VALUE EQUITY FUND
               METROPOLITAN WEST CAPITAL INTERNATIONAL VALUE FUND







                               SEMI-ANNUAL REPORT
                                   (Unaudited)
                                December 31, 2002












                               ------------------

                    Metropolitan West Capital Management, LLC
                               Investment Adviser



MW CAPITAL MANAGEMENT FUNDS


TABLE OF CONTENTS

Shareholder Letters and Comments from Investment Adviser
        Intrinsic Value Equity Fund                                           1
        International Value Fund                                              5

Schedules of Investments
        Intrinsic Value Equity Fund                                           7
        International Value Fund                                              10

Statements of Assets and Liabilities                                          14

Statements of Operations                                                      15

Statements of Changes in Net Assets
        Intrinsic Value Equity Fund                                           16
        International Value Fund                                              17

Financial Highlights
        Intrinsic Value Equity Fund                                           18
        International Value Fund                                              19

Notes to Financial Statements                                                 20

                                    [FUND LOGO]




February 15, 2003



Dear Shareholder:



The six months ending December 31, 2002 saw a continuation of declining equity markets worldwide. The Standard & Poor's 500 Stock Index declined -10.30% for the six months and -22.10% for the year 2002. This marked the third consecutive year of declining equity prices which hasn't occurred since 1939-1941.

Bond prices rose due to a "flight to quality." Within the fixed income sector, Treasuries performed better than corporate bonds as large bankruptcies continued to make headlines. The NASDAQ continued to unravel the late 1990s dot-com bubble and Value stocks outperformed Growth stocks for the third year running.

The Metropolitan West Capital Intrinsic Value Equity Fund declined -13.18% for the six months and -18.73% for the calendar year as compared with a -11.99% and -19.93% respectively for the average Large Cap Value Mutual Fund as reported by Lipper.

Deflation vs. Reflation

We believe we are witnessing a monumental sea-change in global policy from fighting inflation (rapidly rising prices) to preventing persistently broad-based falling prices. Both monetary and fiscal policies are at work while only corporate policy now needs changing. The understanding of this important issue and its successful resolution is critical to our long-term positive view for stocks.

To begin, is there a problem? The following chart shows wholesale price changes in the United States dating back to the 1700s. Note that for much of the past seventy years (since the end of the 1930s depression), on a rolling ten-year basis, prices have been rising in this country. For the past twenty years, they have been rising at a decelerating rate (this is disinflation). Currently, price changes are headed toward zero. Keep in mind that consumer prices are still rising as services inflation (from health care to housing to haircuts) runs above wholesale (also referred to as "producer") inflation. Ultimately though, the two will trend together.





                          Wholesale Prices in the U.S.
                         Rolling 10-year CAGR, annually

                                    [GRAPHIC]

Source: UBS Warburg and the Historical Statistics of the United States

While some would agree that we are headed for deflation, we believe that reflation is on the horizon. Even perennial "bear" economist Stephen Roach of Morgan Stanley thinks the policy makers have a good chance of success. In a recent commentary entitled "The Reflation Trade," Mr. Roach commented ". . . I've been bearish for so long, they've removed the `plus key' from my laptop. But [led by the U.S. Federal Reserve, policy makers around the world have jumped on the anti-deflation bandwagon as never before. The FED threw down the gauntlet with its larger than expected 50 basis point monetary easing on November 6. This was soon followed by the European Central Bank's cut on December 5 while the Japanese have witnessed deflation for eight years but only recently concluded it was `trouble.' So there you have it - a full-scale frontal assault on the perils of deflation by the world's major . . . authorities. This is precisely the type of ammunition that has spurred major recoveries in the global economy in the past."

We believe that as this issue is fought head on, there is a good chance of achieving reflation (re-inflation). Along with monetary and fiscal authorities on board, we still need an additional player to take on the trouble - corporations. Companies' relentless focus on cost-cutting and lowering prices is exacerbating the deflation dilemma. Yes, efficiencies are good. Yes, society benefits when competition forces out the highest cost producers. Yes, the quality of all lives improve via automation and proper use of the Internet. But this should not be the sole corporate focus.

We believe that innovation must regain priority status on corporate agendas. Innovation allows for new value-added products and services for which consumers may be willing to pay more. This is what we mean by saying that we at MetWest Capital focus on quality companies in good businesses. Gillette charges more for its new Mach3 Turbo than it did for predecessor razors. Consumers will pay more because it is truly a unique and better product. The same goes for Apple Computer, whose 28% gross margins far exceed those of Dell, whose commodity products are made efficiently but with unexciting designs. Another example is Matsushita, whose Panasonic brand recordable DVD players retail for three times the price of play-only models.

Selling a product or service similar to that of one's peers may win business for a while. But eventually competitors will learn the cost-cutting tricks and take back share. The only way to keep customers satisfied and loyal is to provide innovative solutions to their troubles, while charging a price commensurate with the value added. Companies that do this will succeed in any type of pricing environment and so these are the ones we seek.



                             2002 Asset Performance

                                    [GRAPHIC]

*Intermediate term (total return)
**In U.S. dollars
Source: Various


Looking Ahead

As we move into 2003, geopolitical tensions dominate the news and the markets. While not likely to go away, we believe many of these problems will be resolved or mitigated as the year progresses. For the year as a whole we expect sustained low short-term interest rates (the FED's deflation "trouble" will keep rates low longer than in prior cycles) together with modestly rising long rates (if inflation picks up a little as we hope). This could be very good for stock prices. The U.S. economy, we believe, may continue its uneven yet definitive recovery from the 2001 recession. There is some concern that auto and housing spending could collapse given their strong recent trends. While we think it most likely that auto and housing spending will moderate, we are not of the belief that such expenditures will deteriorate dramatically. The simple reason is that we see little evidence of the "bubble" that troubles some.

The American consumer rarely stops spending unless forced to do so. As credit remains plentiful, wage growth is (modestly) positive and demographic trends are favorable, we expect consumer spending on durable goods to moderate from recent trends, but not so as to tip the economy back into a recession.

As for MetWest Capital's results and recent actions: Investment performance for all of 2002 was about average relative to our large capitalization value peers and better than average relative to a broad universe of all U.S. domestic equity managers. We again emphasize the consistency of our results. While short-term periods are subject to distortions, our Intrinsic Value style has resulted in returns typically between growth and value managers for periods of less than a full cycle (like a year or two) and greater than both growth and value managers over full market cycles. Further, our conservative style has resulted in returns that are more closely correlated with other large cap value managers than any other investment style.

We remain steadfast in our approach. We continually monitor our existing holdings while seeking out new opportunities to invest in high-quality companies, in good businesses, with unique products, experienced management teams and a focus on building long-term value for shareholders. To that end, recent additions to our Intrinsic Value portfolios include:

o Kimberly-Clark is one of the world's largest consumer companies, focused on tissue and paper-based products including Huggies diapers, Kleenex tissues, Kotex feminine products and Depend undergarments. It also has a rapidly growing disposable health care products division. We believe that KMB is in good, stable businesses that benefit from increasing standards of living around the world. It is also a natural deflation fighter, as proven by its unique recent success at battling cheaper private label competition with innovative new products such as Pull- Ups Training Pants.

o STMicroelectronics has grown organically to become the third largest semiconductor company in the world. Longtime CEO Pasquale Pistorio has taken this onetime French/Italian partially state-owned small player to leapfrog everyone in its industry save Intel and Toshiba. By largely avoiding the rapidly commoditizing computer segment of semiconductors and instead focusing on consumer and telecommunications products, STM has developed strategic relationships with firms from Nokia to Philips to Sony. While we long admired the fundamental prospects of this company, only recently has the stock price allowed us the opportunity to purchase this world-class company at a significant discount to our estimate of its intrinsic value.

Sincerely,

/s/ Gary W. Lisenbee

Gary W. Lisenbee
President



Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original costs. Performance figures reflect fee waivers in effect and in the absense of fee waivers, total returns would be lower. The Fund's average annual total return since inception (December 28, 2001) to December 31, 2002 was -18.60%.

The Standard and Poor's 500 Index average annual total return for the same time period was -22.81%. The Standard and Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index does not incur expenses and is not available for investment.


                                    [FUND LOGO]


February 15, 2003



Dear Shareholder:


For the six months ending December 31, 2002, the Metropolitan West Capital International Value Fund posted a total return of -13.58%, compared to MSCI EAFE, which posted a total return of -14.55%. For the calendar year, the Fund declined -16.69% and MSCI EAFE declined -15.94%.

                            U.S. Capital Flows - 2001

                                    [GRAPHIC]

Source: Merrill Lynch and the Bureau of Economic Analysis

Stock markets declined around the world in 2002 with, in local currencies, Germany amongst the worst markets (-43.9%), Mexico one of the best (-3.3%), Japan a bit better than average (-17.5%) and the U.K. right in the middle (-22.0%). Geopolitical events continue to concern all investors and have caused asset shifts out of stocks and into bonds and money market funds. One of the reasons we expect a favorable resolution to the terrorism and "rogue nation" troubles is the increasing interdependence of the world's economies. The map depicts why.

This capital flow graph shows estimated fund flows out of (represented by the outgoing arrows) and into (represented by the incoming arrows) the United States for the year 2001. (2002 numbers are not yet finalized but show a similar pattern.) For example, American citizens and corporations invested $107 billion in Europe while Europeans bought $392 billion worth of U.S. stocks and bonds. Some of this is due to large corporate mergers, such as the expansion of Bank of the West by France's BNP Paribas and the acquisition of Ralston Purina by Nestle of Switzerland. But much of the $24 billion invested by the Japanese went to buy U.S. Treasury securities and some of the $50 billion flowing to Japan represents Americans buying Japanese stocks.

Capital flows such as these have been increasing for decades, which is why more than $1 trillion of U.S. Treasury securities are now owned by foreigners. With similar amounts of foreign securities held by U.S. entities, it is in everyone's best interest to resolve the global troubles so as to protect all investments. We note that while investments in and by Asia (including China and the Middle
East) are still relatively small, they have been growing rapidly and could soon surpass those of Japan. We shall continue to monitor international events with the utmost diligence and make investment decisions accordingly.

To capitalize on recent opportunities, additions to the Fund include:

o    Diageo was purchased the day after it completed its  divestiture  of Burger
     King. This followed its 2001 sale of Pillsbury to General Mills and refocuses the company almost exclusively on the high margin global spirits business. Well-known brands include Johnnie Walker, Jose Cuervo, Smirnoff, Baileys, Guinness, Captain Morgan, and Seagram's 7 Crown and VO. Long-term volume growth of its brands is likely, operating margins are in excess of 20%, the balance sheet is solid and FREE cash flow will be used for stock repurchases. With a P/E ratio of 13x and a 4.0% dividend yield, we believe the stock price does not reflect the positive fundamentals we envision.

o Marui operates 31 mid-sized department stores in Japan (half in Tokyo and half in neighboring prefectures) specializing in clothing and accessories. While retail sales in Japan remain anemic, Marui has remained consistently profitable, gaining market share due to superior merchandising. Its focus on the younger shopper makes it unique, and the company is one of the few in its industry to still be expanding via the opening of new stores.



Sincerely,
/s/ Gary W. Lisenbee

Gary W. Lisenbee
President


Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original costs. Performance figures reflect fee waivers in effect and in the absense of fee waivers, total returns would be lower. The Fund's average annual total return since inception (December 28, 2001) to December 31, 2002 was -16.57%.

The MSCI EAFE Index average annual total return for the same time period was -15.38%. The MSCI EAFE Index is a broad based index that measures the performance of the common equities of selected companies in 21 developed countries. This index does not incur expenses and is not available for investment.



              Metropolitan West Capital Intrinsic Value Equity Fund


--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS at December 31, 2002 (Unaudited)
--------------------------------------------------------------------------------


            Shares                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS: 100.0%

Aerospace/Defense: 6.2%
             1,800  Raytheon Company                                    $55,350
             1,400  The Boeing Company                                   46,186
                                                              ------------------
                                                                        101,536
                                                              ------------------

Banking: 5.3%
             5,700  Mitsubishi Tokyo Financial ADR                       30,495
             1,200  Wells Fargo & Company                                56,244
                                                              ------------------
                                                                         86,739
                                                              ------------------

Chemicals: 6.3%
             1,100  Air Products & Chemicals, Inc.                       47,025
             2,100  Cytec Industries, Inc.*                              57,288
                                                              ------------------
                                                                        104,313
                                                              ------------------

Computers: 7.8%
             2,500  Apple Computer, Inc.                                 35,825
               700  IBM                                                  54,250
             1,600  NCR Corp.*                                           37,984
                                                              ------------------
                                                                        128,059
                                                              ------------------

Cosmetics & Toiletries: 2.0%
               700  Kimberly Clark Corp.                                 33,229
                                                              ------------------

Cosmetics/Personal Care: 3.7%
             2,000  The Gillette Company                                 60,720
                                                              ------------------

Diversified Financial Services: 2.9%
               700  Goldman Sachs Group, Inc.                            47,670
                                                              ------------------

Electric: 1.4%
             3,500  Sierra Pacific Resources                             22,750
                                                              ------------------

Electrical Components & Equipment: 4.9%
               700  Emerson Electric Company                             35,595
             2,300  Molex, Inc. Class A                                  45,747
                                                              ------------------
                                                                         81,342
                                                              ------------------

Food: 6.3%
             1,600  Kellogg Company                                      54,832
             3,200  Kroger Company                                       49,440
                                                              ------------------
                                                                        104,272
                                                              ------------------

--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS at December 31, 2002 (Unaudited) - (Continued)
--------------------------------------------------------------------------------

            Shares                                                   Value
--------------------------------------------------------------------------------

Healthcare - Products: 4.1%
             1,700  Alcon, Inc.*                                        $67,065
                                                              ------------------

Home Furnishings: 2.1%
             3,600  Matsushita Electric Industrial ADR                   34,560
                                                              ------------------

Insurance: 8.6%
               900  Chubb Corp.                                          46,980
             1,600  Cincinnati Financial Corp.                           60,080
             2,100  ING Groep N.V. ADR                                   35,364
                                                              ------------------
                                                                        142,424
                                                              ------------------

Iron/Steel: 3.0%
             2,000  Posco ADR                                            49,460
                                                              ------------------

Media: 2.5%
             1,100  Clear Channel Communications, Inc.*                  41,019
                                                              ------------------

Miscellaneous Manufacturer: 6.2%
               450  3M Company                                           55,485
             2,700  Tyco International Ltd.                              46,116
                                                              ------------------
                                                                        101,601
                                                              ------------------

Office/Business Equipment: 2.2%
             4,500  Xerox Corp.*                                         36,225
                                                              ------------------

Oil & Gas: 3.1%
             1,400  Valero Energy Corp.                                  51,716
                                                              ------------------

Oil & Gas Producers: 2.9%
             1,000  ConocoPhillips                                       48,390
                                                              ------------------

Oil & Gas Services: 3.4%
             1,400  Weatherford International Ltd.*                      55,902
                                                              ------------------

Pharmaceuticals: 3.0%
             1,400  AstraZeneca Plc ADR                                  49,126
                                                              ------------------

Retail: 3.3%
             2,400  JC Penney Co., Holding Company                       55,224
                                                              ------------------

Savings and Loans: 1.5%
               700  Washington Mutual, Inc.                              24,171
                                                              ------------------

--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS at December 31, 2002 (Unaudited) - (Continued)
--------------------------------------------------------------------------------

            Shares                                                 Value
--------------------------------------------------------------------------------

Semiconductors: 2.8%
             2,400  STMicroelectronics ADR                              $46,824
                                                              ------------------

Telecommunications: 4.5%
               900  BellSouth Corp.                                      23,283
             3,000  Motorola, Inc.                                       25,950
               900  SBC Communications, Inc.                             24,399
                                                              ------------------
                                                                         73,632
                                                              ------------------

TOTAL COMMON STOCKS
   (cost $1,847,187)                                                  1,647,969
                                                              ------------------

Principal Amount                                                   Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 0.7%
           $11,187  Federated Cash Trust Treasury Money Market          $11,187
                                                              ------------------
                       (cost $11,187)

TOTAL INVESTMENTS IN SECURITIES
(cost $1,858,374):  100.7%                                            1,659,156
Liabilities in excess of Other Assets:  (0.7%)                          (11,510)
                                                              ------------------

NET ASSETS:         100.0%                                           $1,647,646
                                                              ==================


*    Non-income producing security.

See Accompanying Notes to Financial Statements.

               Metropolitan West Capital International Value Fund

--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS BY COUNTRY at December 31, 2002 (Unaudited)
--------------------------------------------------------------------------------

               Shares                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 99.9%

Australia: 3.5%
                1,900   News Corp. Ltd. ADR                             $49,875
                                                              ------------------

Canada: 2.7%
                  700   Magna International, Inc.                        39,305
                                                              ------------------

Denmark: 2.6%
                3,200   TDC A/S ADR                                      38,080
                                                              ------------------

France: 8.3%
                7,000   Alcatel ADR                                      31,080
                1,900   Suez ADR                                         33,573
                  770   Total Fina Elf S.A. ADR                          55,055
                                                              ------------------
                                                                        119,708
                                                              ------------------

Germany: 7.7%
                1,050   BASF AG ADR                                      40,131
                2,970   Deutsche Telekom AG ADR                          37,719
                  900   Linde AG                                         33,057
                                                              ------------------
                                                                        110,907
                                                              ------------------

Italy: 2.2%
               56,000   Finmeccanica SpA                                 31,029
                                                              ------------------

Japan: 20.4%
                8,000   77 Bank Ltd.                                     32,763
                  150   KAO Corp.                                        32,927
                2,600   Komatsu Ltd. ADR                                 33,916
                3,000   Marui Co. Ltd. ADR                               29,376
                3,200   Matsushita Electric Industrial ADR               30,720
                5,800   Mitsubishi Tokyo Financial ADR                   31,030
                7,000   NEC Corp. ADR                                    26,320
                  300   ROHM Company                                     38,350
                4,000   UNY Co. Ltd.                                     39,134
                                                              ------------------
                                                                        294,536
                                                              ------------------

Netherlands: 7.6%
                2,326   ING Groep N.V. ADR                               39,170
                3,700   KLM Royal Dutch Air                              35,890
                2,698   Koninklijke Ahold N.V. ADR                       34,346
                                                              ------------------
                                                                        109,406
                                                              ------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS BY COUNTRY at December 31, 2002 (Unaudited)- (Continued)
--------------------------------------------------------------------------------

               Shares                                               Value
--------------------------------------------------------------------------------

Norway: 2.8%
                8,700   DNB Holding ASA                                 $40,939
                                                              ------------------

South Korea: 4.6%
                1,600   Posco ADR                                        39,568
                  200   Samsung Electronics GDR                          26,474
                                                              ------------------
                                                                         66,042
                                                              ------------------

Spain: 5.6%
                4,200   Banco Bilbao Vizcaya ADR                         40,782
                2,900   Iberdrola                                        40,629
                                                              ------------------
                                                                         81,411
                                                              ------------------

Switzerland: 8.0%
                1,400   Alcon, Inc.*                                     55,230
                  800   Nestle S.A. ADR                                  42,381
                  900   STMicroelectronics ADR                           17,559
                                                              ------------------
                                                                        115,170
                                                              ------------------

United Kingdom: 20.7%
                1,100   Astrazeneca Plc ADR                              38,599
               14,842   BAE Systems Plc                                  29,631
                1,500   BOC Group Plc ADR                                42,000
                  800   Diageo Plc                                       35,040
                2,340   Reckitt Benckiser Plc                            45,398
                1,742   Royal Bank of Scotland ADR                        1,536
                2,081   Royal Bank of Scotland VAL Shs.                  49,856
                3,100   Vodafone Group Plc ADR                           56,172
                                                              ------------------
                                                                        298,232
                                                              ------------------

United States: 3.2%
                1,100   Schlumberger Ltd.                                46,299
                                                              ------------------

TOTAL COMMON STOCKS
 (cost $1,624,792)                                                    1,440,939
                                                              ------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS BY COUNTRY at December 31, 2002 (Unaudited)- (Continued)
--------------------------------------------------------------------------------

Principal Amount                                                    Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 1.4%
              $20,051   Bank of New York Cash Reserve                   $20,051
                                                              ------------------
                         (cost $20,051)

TOTAL INVESTMENTS IN SECURITIES
(cost $1,644,843):  101.3%                                            1,460,990
Liabilities in excess of Other Assets: (1.3%)                           (19,118)
                                                              ------------------

NET ASSETS: 100.0%                                                   $1,441,872
                                                              ==================


* Non-income producing security.

See Accompanying Notes to Financial Statements.


               Metropolitan West Capital International Value Fund

--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS BY INDUSTRY at December 31, 2002 (Unaudited)
--------------------------------------------------------------------------------
                                                                    % of
Industry                                                         Net Assets
--------------------------------------------------------------------------------

Banks                                                                     13.7%
Telecommunications                                                        11.3%
Oil & Gas                                                                  7.0%
Chemicals                                                                  5.7%
Food                                                                       5.3%
Retail                                                                     4.8%
Semiconductors                                                             3.9%
Healthcare - Products                                                      3.8%
Media                                                                      3.5%
Household Products/Wares                                                   3.1%
Electric                                                                   2.8%
Iron/Steel                                                                 2.7%
Auto Parts and Equipment                                                   2.7%
Insurance                                                                  2.7%
Pharmaceuticals                                                            2.7%
Airlines                                                                   2.5%
Beverages                                                                  2.4%
Machinery - Construction & Mining                                          2.4%
Water                                                                      2.3%
Engineering & Construction                                                 2.3%
Cosmetics/Personal Care                                                    2.3%
Aerospace & Defense                                                        2.2%
Home Furnishings                                                           2.1%
Aerospace/Defense                                                          2.1%
Electrical Components & Equipment                                          1.8%
Electronics                                                                1.8%
                                                              ------------------

Total Common Stocks                                                       99.9%
Short-Term Investment                                                      1.4%
                                                              ------------------

Total Investments in Securities                                          101.3%
Liabilities in excess of Other Assets                                     (1.3%)
                                                              ------------------

NET ASSETS                                                               100.0%
                                                              ==================

See Accompanying Notes to Financial Statements.

                           MW Capital Management Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2002 (Unaudited)


                                                             Intrinsic
                                                               Value     International
                                                             Equity Fund   Value Fund
-------------------------------------------------------------------------------------
ASSETS
Investments in securities at cost                            $1,858,374   $1,644,843
                                                           ------------- ------------

Investments in securities at value                            1,659,156    1,460,990
Cash                                                                200           --
Receivables:
Dividends and interest                                            2,213        3,484
Due from Adviser                                                 12,008       13,276
                                                           ------------- ------------
Total assets                                                  1,673,577    1,477,750
                                                           ------------- ------------

LIABILITIES
Accrued expenses                                                 25,931       35,878
                                                           ------------- ------------
Total liabilities                                                25,931       35,878
                                                           ------------- ------------

NET ASSETS                                                   $1,647,646   $1,441,872
                                                           ============= ============
Number of shares issued and outstanding
(unlimited number of shares authorized, without par value)      203,679      174,294
                                                           ============= ============

Net asset value, offering and redemption price per share          $8.09        $8.27
                                                           ============= ============

COMPONENTS OF NET ASSETS
Paid in capital                                              $1,928,691   $1,690,471
Accumulated net investment income                                 1,228        1,846
Accumulated net realized loss on investments                    (83,055)     (66,592)
Net unrealized depreciation on investments:                    (199,218)    (183,853)
                                                           ------------- ------------
Net assets                                                   $1,647,646   $1,441,872
                                                           ============= ============

See Accompanying Notes to Financial Statements.

                           MW Capital Management Funds
STATEMENTS OF OPERATIONS For the Six Months Ended December 31, 2002 (Unaudited)


                                                        Intrinsic Value    International
                                                          Equity Fund        Value Fund
----------------------------------------------------------------------------------------
INVESTMENT INCOME

Income
Dividends (net of foreign taxes withheld
  of $467 and $1,319 respectively)                             $12,019       $10,171
Interest                                                           199           135
                                                          -------------  ------------
Total income                                                    12,218        10,306
                                                          -------------  ------------
Expenses
Advisory fees                                                    6,256         7,016
Administration fees                                             15,123        22,685
Custody fees                                                     3,529         2,017
Transfer agent fees                                             13,611        10,081
Fund accounting fees                                            16,131        21,677
Audit fees                                                       7,085         7,085
Legal fees                                                       6,050         7,562
Trustee fees                                                     4,033         4,033
Registration expense                                            10,333         9,075
Insurance expense                                                3,113         3,467
Reports to shareholders                                          3,529         3,529
Miscellaneous                                                    1,513         1,513
                                                          -------------  ------------
Total expenses                                                  90,306        99,740
Less: fees waived and expenses absorbed                        (84,050)      (92,724)
                                                          -------------  ------------
Net expenses                                                     6,256         7,016
                                                          -------------  ------------
Net investment income                                            5,962         3,290
                                                          -------------  ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENT IN SECURITIES
Net realized loss from investment security transactions        (58,418)      (31,651)
Net realized loss on foreign currency                               --        (1,010)
Net change in unrealized depreciation on
   investments in securities                                  (143,723)     (159,442)
                                                          -------------  ------------
Net realized and unrealized loss on investments in
   securities                                                 (202,141)     (192,103)
                                                          -------------  ------------

Net decrease in net assets resulting
from operations                                              ($196,179)    ($188,813)
                                                          =============  ============

See Accompanying Notes to Financial Statements.

              Metropolitan West Capital Intrinsic Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    December 28,
                                                        Six Months      2001
                                                          Ended        Through
                                                        December 31,   June 30,
                                                          2002#         2002
---------------------------------------------------- ---------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income                                       $5,962       $2,693
Net realized loss from investments                         (58,418)     (24,637)
Net unrealized depreciation on investments                (143,723)     (55,495)
                                                     --------------  -----------
Net decrease in net assets resulting from operations      (196,179)     (77,439)
                                                     --------------  -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                       (7,427)          --
                                                     --------------  -----------
Total distributions to shareholders                        (7,427)          --
                                                     --------------  -----------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)                       234,156    1,694,535
                                                     --------------  -----------

Total increase in net assets                                30,550    1,617,096

NET ASSETS
Beginning of period                                      1,617,096           --
                                                     --------------  -----------
End of period                                           $1,647,646   $1,617,096
                                                     ==============  ===========

Accumulated net investment income                           $1,228       $2,693
                                                     ==============  ===========

(a) A summary of capital share transactions is as follows:


                                                          December 28, 2001
                          Six Months Ended                     through
                         December 31, 2002 #                June 30, 2002
                    -----------------------------  ---------------------------
                     Shares          Value         Shares           Value
                    -------------   -------------  -----------  --------------
Shares sold               31,286        $236,731      172,761      $1,694,535
Shares issued on
  reinvestment
  of distribution            908           7,427           --              --
Shares redeemed           (1,276)        (10,002)          --              --
                    -------------   -------------  -----------  --------------
Net increase              30,918        $234,156      172,761      $1,694,535
                    =============   =============  ===========  ==============


# Unaudited.

See Accompanying Notes to Financial Statements.

               Metropolitan West Capital International Value Fund

STATEMENTS OF CHANGES IN NET ASSETS



                                                                    December 28,
                                                        Six Months      2001
                                                          Ended        Through
                                                        December 31,   June 30,
                                                          2002#         2002
---------------------------------------------------- ---------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income                                      $3,290        $9,024
Net realized loss from investments                        (31,651)      (33,752)
Net realized loss on foreign currency                      (1,010)         (179)
Net unrealized depreciation on investments               (159,442)      (24,411)
                                                      ------------  ------------
Net decrease in net assets resulting from operations     (188,813)      (49,318)
                                                      ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                     (10,468)           --
                                                      ------------  ------------
Total distributions to shareholders                       (10,468)           --
                                                      ------------  ------------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)                      156,131     1,534,340
                                                      ------------  ------------

Total increase (decrease) in net assets                   (43,150)    1,485,022

NET ASSETS
Beginning of period                                     1,485,022            --
                                                      ------------  ------------
End of period                                          $1,441,872    $1,485,022
                                                      ============  ============

Accumulated net investment income                          $1,846        $9,024
                                                      ============  ============

(a) A summary of capital share transactions is as follows:

                                                          December 28, 2001
                                  Six Months Ended             through
                                December 31, 2002 #         June 30, 2002
                                ---------------------  -------------------------
                                Shares      Value       Shares          Value
                                --------- -----------  ----------  -------------
Shares sold                       20,417    $156,993     158,280     $1,577,340
Shares issued in reinvestment
of distribution                    1,249      10,314          --             --
Shares redeemed                   (1,378)    (11,176)     (4,274)       (43,000)
                                --------- -----------  ----------  -------------
Net increase                      20,288    $156,131     154,006     $1,534,340
                                ========= ===========  ==========  =============

# Unaudited.

See Accompanying Notes to Financial Statements.


              Metropolitan West Capital Intrinsic Value Equity Fund


 For a capital share outstanding thoughout each period.


FINANCIAL HIGHLIGHTS

                                                                    December 28,
                                                        Six Months      2001
                                                          Ended        Through
                                                        December 31,   June 30,
                                                          2002#         2002
---------------------------------------------------- ---------------------------
 Net asset value, beginning of period                      $9.36        $10.00
                                                    -------------   -----------

 Income from investment operations:
    Net investment income                                   0.03          0.02
    Net realized and unrealized loss
       on investments                                      (1.26)        (0.66)
                                                    -------------   -----------

 Total from investment operations                          (1.23)        (0.64)
                                                    -------------   -----------

 Less distributions:
    From net investment income                             (0.04)            -
                                                    -------------   -----------

 Net asset value, end of period                            $8.09         $9.36
                                                    =============   ===========

 Total return+                                           (13.18%)       (6.40%)

 Ratios/supplemental data:
 Net assets, end of period (millions)                       $1.7          $1.6

 Ratio of expenses to average net assets:
 Before fees waived and expenses absorbed*                11.54%        18.89%
 After fees waived and expenses absorbed*                  0.80%         1.00%

 Ratio of net investment income to average
    net assets (after fees waived and
    expenses absorbed)*                                    0.76%         0.45%

 Portfolio turnover rate+                                 18.12%        20.67%


# Unaudited.
*Annualized.
+ Not annualized.


               Metropolitan West Capital International Value Fund

FINANCIAL HIGHLIGHTS

 For a capital share outstanding thoughout each period.



                                                                    December 28,
                                                        Six Months      2001
                                                          Ended        Through
                                                        December 31,   June 30,
                                                          2002#         2002
---------------------------------------------------- ---------------------------

 Net asset value, beginning of period                     $9.64         $10.00
                                                    ------------  -------------

 Income from investment operations:
    Net investment income                                  0.01           0.06
    Net realized and unrealized loss
       on investments                                     (1.32)         (0.42)
                                                    ------------  -------------

 Total from investment operations                         (1.31)         (0.36)
                                                    ------------  -------------

 Less distributions:
    From net investment income                            (0.06)             -
                                                    ------------  -------------

 Net asset value, end of period                           $8.27          $9.64
                                                    ============  =============

 Total return+                                          (13.58%)        (3.60%)

 Ratios/supplemental data:
 Net assets, end of period (millions)                      $1.4           $1.5

 Ratio of expenses to average net assets:
 Before fees waived and expenses absorbed*               14.21%         18.42%
 After fees waived and expenses absorbed*                 1.00%          1.26%

 Ratio of net investment income to average
    net assets (after fees waived and
    expenses absorbed)*                                   0.47%          1.29%

 Portfolio turnover rate+                                13.97%         15.58%


# Unaudited.
*Annualized.
+ Not annualized.


MW CAPITAL MANAGEMENT FUNDS
NOTES TO FINANCIAL STATEMENTS - (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     MW Capital Management Funds (the "Trust"), was organized on October 10, 2001 as a Delaware Business Trust and is authorized to issue shares of beneficial interest. The Trust is registered under the Investment Company Act of 1940, as an open-end management investment company comprised of two diversified series; Metropolitan West Capital Intrinsic Value Equity Fund and Metropolitan West Capital International Value Fund (the "Funds").

     Each of the Funds investment objective is to seek long-term capital appreciation. The Funds seek to achieve this objective by identifying stocks of high-quality, profitable businesses selling at a discount to what it regards as their "intrinsic" values. The Metropolitan West Capital Intrinsic Value Equity Fund expects to emphasize investments in domestic companies, but will also invest in stocks of foreign companies predominantly American Depository Receipts traded in the United States. The Metropolitan West Capital International Value Fund will invest in a diversified group of developed countries, but may also invest in companies in emerging markets or underdeveloped countries.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Securities for which market prices are not readily available are valued at fair values as determined in good faith by the Board of Trustees. There were no such securities held during the period ending June 30, 2002.

     B. Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

     C.  Security  Transactions,  Dividend  Income  and  Distribution.  Security
     transactions  are  accounted  for  on  trade  date.   Dividend  income  and
     distributions to shareholders are recorded on the ex-dividend date.

     D. Organization Expenses. In accordance with Statement of Position 98-5, Reporting of the Costs of Start-Up Activities, organizational costs for the Trust were expensed. These organizational expenses include administration, legal and audit fees and are based on estimates. Actual costs could differ from these estimates. The Investment Adviser has agreed to reimburse the Trust for such costs, in accordance with the Operating Expenses Agreement. Such reimbursements are subject to the expense recapture provision of the Investment Adviser Agreement, which allows the Investment Adviser to recapture certain reimbursed expenses in the future.

     E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.


NOTE 3 - NON-U.S. INVESTMENTS

     Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of securities markets.

     Taxation - Dividend and interest income is recorded net on non-U.S. taxes paid. Losses realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes.


NOTE 4 - FEES AND TRANSACTIONS WITH RELATED PARTIES

     The Trust has entered into an investment management agreement with Metropolitan West Capital Management, LLC, (the "Investment Adviser"). Under the terms of the agreement, the Funds will pay a fee equal to the following annual percentages of average net assets:

-------------------------------------------------------- -----------------------

 Metropolitan West Capital Intrinsic Value Equity Fund         0.80%
-------------------------------------------------------- -----------------------

 Metropolitan West Capital International Value Fund            1.00%
-------------------------------------------------------- -----------------------

     Although not required to do so, the Investment Adviser has agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average net assets will not exceed the following levels. Overall operating expense for each Fund will not fall below the following levels until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement:

-------------------------------------------------------- -----------------------

 Metropolitan West Capital Intrinsic Value Equity Fund         0.80%
-------------------------------------------------------- -----------------------

 Metropolitan West Capital International Value Fund            1.00%
-------------------------------------------------------- -----------------------

     Fees waived and expenses absorbed by the Adviser for the six months ended December 31, 2002 were as follows:

                                        Fees Waived          Expenses Absorbed
     Intrinsic Value Equity Fund           $6,256                 $77,794
     International Value Fund               7,016                  85,708


     The Trust has adopted a 12b-1 plan but has not yet charged any fees under the plan. Fees charged under the 12b-1 plan are not subject to the aforementioned operating expense limitation.

     U.S. Bancorp Fund Services, LLC is the Administrator to the Funds pursuant to a fund administration servicing agreement. Each Fund will pay the Administrator an annual fee equal to 0.07% of the first $200 million of average daily net assets, 0.06% of the next $500 million, and 0.04% of assets over $700 million, payable monthly and subject to a minimum annual fee of $30,000 for Intrinsic Value Equity Fund and $45,000 for International Value Fund. U.S. Bancorp Fund Services, LLC also serves as the Transfer Agent. Fees charged for these services are based on the number of shareholder accounts and activity. The annual minimum fees are $24,000 for Intrinsic Value Equity Fund and $15,000 for International Value Fund. U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant for Intrinsic Value Equity and International Value Funds.

     Quasar Distributors, LLC serves as the Distributor to the Funds pursuant to a Distribution Agreement. The Distribution fees to be paid will be an annual amount of the greater of 0.01% of the Fund's average daily net assets or a minimum fee of $15,000 for the first year, $15,000 for the second year and $18,000 for each year thereafter on the first fund and $3,000 for each additional fund. In accordance with the Distribution Agreement, if the Adviser determines that Rule 12b-1 fees shall not be used to pay the Distributor, the Adviser will be responsible for the payments to the Distributor.

     The Trust's expenses for distribution will be allocated between the Funds based on average daily net assets.


NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the six months ended December 31, 2002 were as follows:

                                              Purchases             Sales
                                          ------------------    ---------------
     Intrinsic Value Equity Fund                   $990,169           $276,675
     International Value Fund                       465,679            193,366


NOTE 6 - IN KIND CONTRIBUTION

     For the period June 30, 2002, certain shareholders of International Value Fund purchased Fund shares through nontaxable in-kind contributions of securities with a market value totaling $1,562,961 (including contributed unrealized loss of $67,645). These securities were deemed to be in accordance with the investment objective of the Fund.


NOTE 7 - DISTRIBUTIONS

     Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized depreciation of certain investments transferred in kind as noted in Note 6 and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds. As of December 31, 2002, the accumulated deficit on a tax basis were as follows:


                                                   Intrinsic Value International
                                                     Equity Fund      Value Fund


     Cost of investments for tax purposes              $1,858,374    $1,688,367
                                                     =============  ============

     Gross tax unrealized appreciation                    $22,711      $115,082

     Gross tax unrealized depreciation                  (221,929)     (342,459)

                                                     -------------  ------------
     Net tax unrealized depreciation on investments    ($199,218)    ($227,377)
                                                     =============  ============
                                                     -------------  ------------

     Accumulated ordinary income                           $1,228        $1,846
                                                     =============  ============
     Accumulated long-term gains
           (capital loss carryforward)                  ($83,055)     ($66,592)
                                                     =============  ============

MW CAPITAL MANAGEMENT FUNDS
NOTES TO FINANCIAL STATEMENTS - (Unaudited) - (Continued)

NOTE 8 - TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. The SAI includes additional information about the Trustees and is available, without charge, by calling 1-800-984-1504.


----------------------- ----------- --------------- -------------------------------------- ----------- -----------------
                                                                                             # of
                                                                                           Portfolios
                                                                                              in
                                                                                             Fund
                        Position(s) Term of Office                                          Complex    Other
                        Held with   and Length of   Principal Occupation During Past       Overseen by Directorships
Name, Address and Age   the Trust   Time Served     Five Years                               Trustee   Held by Trustee
----------------------- ----------- --------------- -------------------------------------- ----------- -----------------

*Gary W. Lisenbee, 54   President,  Indefinite Term President & Portfolio Manager,               2     Director, Mission
610 Newport Center      Trustee and Began Term      Metropolitan West Capital Management,              Hospital (1998 -
Suite 1000              Chairperson October 10,     LLC (10/99 - present); President &                 11/2001)
Newport Beach, CA 92660             2001            Portfolio Manager, Metropolitan West
                                                    Capital Management, operating as a
                                                    division of Metropolitan West
                                                    Securities, Inc. (8/97 - 3/00); Equity
                                                    Portfolio Manager of Metropolitan West
                                                    Securities, Inc. (1997 - present);
                                                    Principal and Senior Portfolio
                                                    Manager, Palley-Needelman Asset
                                                    Management, Inc. (5/92 - 8/97).
----------------------- ----------- --------------- -------------------------------------- ----------- -----------------

*Steven M. Borowski, 44 Vice        Indefinite Term Managing Director of Metropolitan West       2     Director, Orange
610 Newport Center      President   Began Term      Capital Management, LLC (10/99 -                   County Youth
Suite 1000              and Trustee November 29,    present) and previously of                         Sports Foundation
Newport Beach, CA 92660             2001            Metropolitan West Capital Management,              (06/98 - present)
                                                    operating as a division of
                                                    Metropolitan West Securities, Inc.
                                                    (8/97 - 3/00); Managing Director,
                                                    Palley-Needelman Asset Management,
                                                     Inc. (4/86 - 8/97).
----------------------- ----------- --------------- -------------------------------------- ----------- -----------------

George W. Jeffries, 70  Independent Indefinite Term Consultant, Scudder Stevens & Clark          2     Board Member, CA
GW Jeffries & Assoc.,   Trustee     Began Term      (1/96 - 10/97); Member, C.A. Debt &                Local Agency
Inc. 14261 Galy Street              November 29,    Investment Tech. Adv. Comm. (1/96 -                Investment Fund
Tustin, CA  92780-2306              2001            1/99); Treasurer, Tustin City (2/96 -              (9/96 - 6/99);
                                                    present); Member, Wycliffe Bible                   Trustee & Board
                                                    Translators, Investment Committee,                 Chairman, Orange
                                                    (5/96 - present); Consultant, Impac                County Employees
                                                    General--Forensic Investigations,                   Retirement Fund
                                                    Investment Consultant                              (9/98 to present)
----------------------- ----------- --------------- -------------------------------------- ----------- -----------------

Barry P. O'Neil, 53     Independent Indefinite Term National Sales Manager, William Blair        2     Not Applicable
610 Newport Center      Trustee     Began Term      & Co., LLC, an investment management
Suite 1000                          November 29,    firm (4/00 - 10/01); Senior Vice
Newport Beach, CA 92660             2001            President & National Sales Manager,
                                                    Palley-Needelman
                                                    Asset Management, an
                                                    investment
                                                    management firm
                                                    (10/98 - 3/00);
                                                    Partner & Director &
                                                    National Sales
                                                    Manager, Brandes
                                                    Investment Partners,
                                                    LLC, an investment
                                                    management firm
                                                    (01/91 - 09/98).
----------------------- ----------- --------------- -------------------------------------- ----------- -----------------

MW CAPITAL MANAGEMENT FUNDS
NOTES TO FINANCIAL STATEMENTS - (Unaudited) - (Continued)

----------------------- ----------- --------------- -------------------------------------- ----------- -----------------
                                                                                             # of
                                                                                           Portfolios
                                                                                              in
                                                                                             Fund
                        Position(s) Term of Office                                          Complex    Other
                        Held with   and Length of   Principal Occupation During Past       Overseen by Directorships
Name, Address and Age   the Trust   Time Served     Five Years                               Trustee   Held by Trustee
----------------------- ----------- --------------- -------------------------------------- ----------- -----------------

Matthew Fong, 48        Independent Indefinite Term Counsel to Sheppard, Mullin,                2      Vialta, Inc.;
13191 CrossRoads        Trustee     Began Term      Richter & Hamilton (1/99 -                         Pepperdine
Parkway North, #285                                 July 24, 2002 present); Principal to               University; The
City of Industry, CA                                Strategic Advisory Group                           Rand Corp.; TCW -
91746                                               (1/99 - present); Treasurer                        Galileo and
                                                    of the State of California                         Convertible
                                                    (1/95 - 1/99).                                     Securities Funds;
                                                                                                       American National
                                                                                                       Financial, Inc.;
                                                                                                       Leadership
                                                                                                       America
                                                                                                       Foundation;
                                                                                                       Toffler
                                                                                                       Associates;
                                                                                                       Medical Resource
                                                                                                       Management, Inc.;
                                                                                                       Committee of 100;
                                                                                                       Los Angeles
                                                                                                       County Boy
                                                                                                       Scouts; Calwave,
                                                                                                       Inc.
----------------------- ----------- --------------- -------------------------------------- ----------- -----------------

Howard R. Gleicher, 42  Treasurer   Indefinite Term CEO & Chief Investment                      2      Not Applicable
610 Newport Center                  Began Term      Officer of Metropolitan West
Suite 1000                          November 29,    Capital Management, LLC
Newport Beach, CA 92660             2001            (10/99 - present); CEO &
                                                    Chief Investment Officer,
                                                    Metropolitan West Capital
                                                    Management, operating as a
                                                    division of Metropolitan
                                                    West Securities, Inc. (8/97
                                                    - 3/00); Equity Portfolio
                                                    Manager, Metropolitan West
                                                    Securities, Inc. (8/97 -
                                                    present; Principal,
                                                    Palley-Needelman Asset
                                                    Management, Inc. (10/88 -
                                                    8/97).
----------------------- ----------- --------------- -------------------------------------- ----------- -----------------

Harold Singleton III,40 Secretary   Indefinite Term  Senior Vice                                2      Not Applicable
610 Newport Center                  Began Term       President-Investment Analyst
Suite 1000                          November 29,     of Metropolitan West Capital
Newport Beach, CA 92660             2001             Management, LLC (9/00 -
                                                     present); Partner-Senior
                                                     Investment Analyst, Brinson
                                                     Partners, Inc. (12/96 -
                                                     9/00); Senior Portfolio
                                                     Manager, Third Bank of NW
                                                     Ohio (9/95 - 11/96)
----------------------- ----------- --------------- -------------------------------------- ----------- -----------------

*    Denotes  Trustees who are "interested  persons" of the Trust under the 1940
     Act.


--------------------------------------------------------------------------------

                                     Adviser
                    METROPOLITAN WEST CAPITAL MANAGEMENT, LLC
                      610 Newport Center Drive, Suite 1000
                             Newport Beach, CA 92660


                                   Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202


                                   Custodians
                                 U.S. BANK, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                BANK OF NEW YORK
                                 One Wall Street
                               New York, NY 10286


                                 Transfer Agent
                         U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202
                                 (800) 984-1504


                                    Auditors
                              DELOITTE & TOUCHE LLP
                        350 South Grand Avenue, Suite 200
                              Los Angeles, CA 90071


                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                          55 Second Street, 24th Floor
                          San Francisco, CA 94105-3441


This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Statements and other information herein are dated and are subject to change.